                                  Press Release
                               (See Exhibit: 99.1)


                                 Exhibit: 10.1


     AMENDMENT dated as of March 13, 2000 (this "Amendment"), to the Convertible Loan Agreement dated as of July 12, 1999 (the "Convertible Loan Agreement"), among CDNOW, INC., a Pennsylvania corporation (the "Borrower"), SONY MUSIC ENTERTAINMENT INC. ("Sony Music") and TIME WARNER INC. ("Time Warner", and together with Sony Music, the "Lenders").

     WHEREAS the Borrower and the Lenders have entered into the Convertible Loan Agreement;

     WHEREAS the Borrower and the Lenders desire to amend the Convertible Loan Agreement to make certain modifications and clarifications to the provisions contained therein;

     NOW,  THEREFORE,  in  consideration  of  the  premises,   mutual  promises,
representations, warranties and covenants contained in this Amendment, the parties hereto hereby agree:

     SECTION 1. Amendment of Section 1. (a) The definition of the term "Conversion Price" in Section 1 of the Convertible Loan Agreement is hereby deleted in its entirety and such definition is hereby replaced with the following definition:

     "'Conversion Price' shall mean $10.00.".

     (b) The definition of the term "Final Maturity Date" in Section 1 of the Convertible Loan Agreement is hereby deleted in its entirety and such definition is hereby replaced with the following definition:

     "'Final Maturity Date' shall mean the earlier of (a) such time as the Loan Commitment is reduced to zero pursuant to the terms hereof and (b) January 15, 2003.".

     (c) The definition of the term "Indebtedness" in Section 1 of the Convertible Loan Agreement is hereby amended to delete clause (iv) thereof in its entirety and such clause is hereby replaced with the following clause:

     "(iv) any obligation of such Person issued or assumed as the deferred purchase price of Property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business, which in either case are not more than 120 days overdue, or alternative terms of which have been agreed to by the parties (so long as such terms do not provide for any amounts to be more than 366 days overdue) or which are being contested in good faith)".

     (d) The definition of the term "Interest Rate" in Section 1 of the Convertible Loan Agreement is hereby deleted in its entirety and such definition is hereby replaced with the following definition:

     "'Interest Rate' shall mean a rate per annum equal to the Eurodollar Rate plus 3%.".

     (e) The definition of the term "Net Debt Proceeds" in Section 1 of the Convertible Loan Agreement is hereby deleted in its entirety.

     (f) The definition of the term "Permitted Interim Financing" in Section 1 of the Convertible Loan Agreement is hereby deleted in its entirety and such definition is hereby replaced with the following definition:

     "'Permitted Interim Financing' shall mean Indebtedness for borrowed money incurred by the Borrower provided that (i) the maturity date thereof extends to at least 366 days beyond the Final Maturity Date, (ii) such Indebtedness (A) is unsecured or is secured by a Lien that is junior to any Lien securing any amounts outstanding under this Agreement and (B) is not guaranteed by any Subsidiary of the Borrower, (iii) such Indebtedness contains representations, warranties, covenants and agreements which are not more restrictive, individually or taken as a whole, than those in effect hereunder and (iv) such Indebtedness is subject to subordination and intercreditor arrangements satisfactory to the Lenders (and appropriate to reflect the senior, secured nature of the Obligations).".

     (g) The definition of the term "Third Party Tender Offer" in Section 1 of the Convertible Loan Agreement is hereby amended to add to the end thereof the phrase "(and replacing every reference to "Company" therein with "Borrower", the reference to "Purchaser" therein with "Lender" and the reference to "Common Stock" therein with "common stock, without par value, of the Borrower")".

     SECTION 2. Amendment of Section 2.6. Section 2.6 of the Convertible Loan Agreement is hereby amended to delete clause (i) thereof in its entirety and such clause is hereby replaced with the following clause:

     (i) the Borrower shall give the Lenders written notice (or telephonic notice promptly confirmed in writing), which notice shall be irrevocable, of its intent to prepay the Loans, at least five Business Days prior to a prepayment, which notice shall specify the date (which shall be a Business Day), the Loans and the amount of such prepayment and".

     SECTION 3. Amendment of Section 2.7. Section 2.7(a) of the Convertible Loan Agreement is hereby deleted in its entirety and such section is hereby replaced with the following two sentences:

     "If the Borrower or any of its Subsidiaries shall receive any proceeds from any sale, lease, transfer or disposition to any Person of any of its Property or Equity Securities then the Borrower shall immediately upon receipt thereof apply in accordance with Section 2.9 an amount in cash equal to 100% of the Net Sale Proceeds from such sale, lease, transfer or disposition to the Lenders as a mandatory repayment of outstanding Loans and reduction in the remaining Loan Commitment in accordance with the requirements of Section 2.8; provided, however, that this Section 2.7(a) shall not apply to (i) sales of inventory in the ordinary course of business, (ii) permitted Sale and Leaseback Transactions,
(iii) sales of shares of CDnow Common Stock to Time Warner and Sony Corporation of America ("Sony"), or any of their respective Subsidiaries, pursuant to the

Termination Agreement dated as of the date hereof among Time Warner, Sony, the Borrower, Delaware Holdco Corporation, Pennsylvania Subsidiary, Inc., Delaware Sub I L.L.C., Delaware Sub II L.L.C., (iv) sales of shares of Liquid Audio, Inc. held by the Borrower or any of its subsidiaries in accordance with the terms of the Consent dated as of the date hereof among the Borrower, Time Warner and SMEI or (v) the issuance of Equity Securities for fair market value representing up to 19.9% of the then outstanding shares of CDnow Common Stock in connection with any Permitted Interim Financing. For the avoidance of doubt, if the Borrower or any of its Subsidiaries shall receive any proceeds from any Permitted Interim Financing, such proceeds shall not be applied as a mandatory repayment of outstanding Loans or a reduction in the remaining Loan Commitment."

     Section 2.7(b) of the Convertible Loan Agreement is hereby deleted in its entirety and Section 2.7(c) of the Convertible Loan Agreement is hereby denoted
Section 2.7(b).

     SECTION 4. Amendment of Section 2.8. Section 2.8 of the Convertible Loan Agreement is hereby amended to delete the second sentence of such section in its entirety and such sentence is hereby replaced with the following sentence:

     "The excess of any Net Sale Proceeds over amounts required to repay principal and Interest shall reduce the remaining unused Loan Commitment.".

     SECTION 5. Amendment of Section 5.1. Section 5.1(h) of the Convertible Loan Agreement is hereby deleted in its entirety and such section is hereby replaced with the following:

     " - five Business Days prior to the Borrower or any Subsidiary entering into any transaction or taking any action which would result in a mandatory prepayment under Section 2.7, a written notice specifying the nature thereof.".

     SECTION 6. Amendment of Section 6.3. Section 6.3 of the Convertible Loan Agreement is hereby deleted in its entirety and such section is hereby replaced with the following sentence:

     "The Borrower will not, and will not permit its Subsidiaries to, directly or indirectly, incur any Indebtedness other than Permitted Indebtedness, and the Borrower will not issue any Disqualified Stock or permit any of its Subsidiaries to issue any Disqualified Stock.".

     SECTION 7. Amendment of Section 8.1 Section 8.1 of the Convertible Loan Agreement is hereby deleted in its entirety and such section is hereby replaced with the following sentence:

     "Subject to and upon compliance with the provisions of this Section 8, each Lender, at its sole option, may, at any time and from time to time, irrespective of whether the Borrower shall have delivered any notice pursuant to Section 2.6 or Section 5.1, convert (a) each Note or any portion of the principal amount thereof which equals $500,000 or any integral multiple thereof, and (b) the amount of accrued and unpaid Interest on the Loan represented by such Note (including without limitation any overdue Interest accruing at the Default
Rate), into a number of fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of CDnow Common Stock equal to the quotient obtained by dividing (i) the aggregate of such principal amount and accrued and unpaid interest to be so converted by (ii) the Conversion Price, determined as hereinafter provided, in effect at the time of conversion.

     SECTION 8. Representations and Warranties. (a) The Borrower represents and warrants to each of the Lenders that (i) the Borrower has all requisite power and authority to execute and deliver this Amendment, (ii) the execution and delivery by the Borrower of this Amendment have been duly authorized by all necessary action on the part of the Borrower, (iii) the Borrower has duly executed and delivered this Amendment, and, assuming the due authorization, execution and delivery by each person other than the Borrower party hereto, this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and (iv) the representations and warranties set forth in the Section 4 of the Convertible Loan Agreement are true and correct in all material respects on and as of the date of this Amendment with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (b) Time Warner represents and warrants to the Borrower and Sony Music that
(i) Time Warner has all requisite power and authority to execute and deliver this Amendment, (ii) the execution and delivery by Time Warner of this Amendment have been duly authorized by all necessary action on the part of Time Warner and
(iii) Time Warner has duly executed and delivered this Amendment, and, assuming the due authorization, execution and delivery by each person other than Time Warner party hereto, this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     (c) Sony Music represents and warrants to the Borrower and Time Warner that
(i) Sony Music has all requisite power and authority to execute and deliver this Amendment, (ii) the execution and delivery by Sony Music of this Amendment has been duly authorized by all necessary action on the part of Sony Music and (iii) Sony Music has duly executed and delivered this Amendment, and, assuming the due authorization, execution and delivery by each person other than Sony Music party hereto, this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 9. Governing Law, Submission to Jurisdiction.

     (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

     (b) Any legal action or proceeding with respect to this Amendment and any action for enforcement of any judgment in respect hereof may be brought in the courts of the State of New York in New York County or of the United States of America for the Southern District of New York, and, by execution and delivery of this Amendment, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth in
Section 10.3 of the Convertible Loan Agreement. The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Amendment brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Lenders or any holder of a Note (as defined in the Convertible Loan Agreement) to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

     SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     SECTION 11. Headings Descriptive. The headings of the several Sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

     SECTION 12. Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER AND EACH LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

     SECTION 13. Full Force and Effect. Except as expressly set forth in this Amendment, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Borrower under the Convertible Loan Agreement or any other Loan Document (as defined in the Convertible Loan Agreement), and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Convertible Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing contained in this Amendment shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Convertible Loan Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a "Loan Document" for all purposes of the Convertible Loan Agreement and the other Loan Documents. As used in the Convertible Loan Agreement, the terms "hereof" and "hereto", and words of similar import, shall, unless the context otherwise requires, refer to the Convertible Loan Agreement as amended by this Amendment. Any reference in any document to the Convertible Loan Agreement shall be deemed to be a reference to the Convertible Loan Agreement as amended by this Amendment.

     SECTION 14. Fees and Expenses. All fees and expenses incurred in connection with this Amendment shall be borne by the party incurring such fees and expenses.

     IN WITNESS WHEREOF, each of the parties hereto have duly executed this Amendment, all as of the date first written above.


                                                                    CDNOW, INC.,

                                                               by /s/ Jason Olim
                                                    ----------------------------
                                                                Name: Jason Olim
                                                          Title: President & CEO


                                                  SONY MUSIC ENTERTAINMENT INC.,

                                                         by /s/ Thomas C. Tyrrel
                                                    ----------------------------
                                                         Name:  Thomas C. Tyrrel
                                                    Title: Senior Vice President
                                                             and General Counsel

                                                               TIME WARNER INC.,

                                                         by /s/ Spencer B. Hayes
                                                    ----------------------------
                                                         Name:  Spencer B. Hayes
                                                       Title: Vice President and
                                                          Deputy General Counsel

     The undersigned guarantors under the Guarantee and Collateral Agreement entered into in connection with the Convertible Loan Agreement hereby consent to the Amendment and acknowledge and agree that the Guarantee and Collateral Agreement (including the guarantee provided by such guarantor thereunder) remains in full force and effect.

                                                             CDNOW ONLINE, INC.,

                                                         by /s/ David A. Capozzi
                                                         -----------------------
                                                         Name:  David A. Capozzi
                                                                Title: President


                                                                       N2K INC.,

                                                         by /s/ David A. Capozzi
                                                         -----------------------
                                                         Name:  David A. Capozzi
                                                                Title: President


                                                        CDNOW INVESTMENTS, INC.,

                                                         by /s/ David A. Capozzi
                                                         -----------------------
                                                         Name:  David A. Capozzi
                                                                Title: President


                                                         CDNOW TRADEMARKS, INC.,

                                                         by /s/ David A. Capozzi
                                                         -----------------------
                                                         Name:  David A. Capozzi
                                                                Title: President


                                                          SUPERSONIC BOOM, INC.,

                                                         by /s/ David A. Capozzi
                                                         -----------------------
                                                         Name:  David A. Capozzi
                                                                Title: President


                                                            TSI LICENSING, INC.,

                                                         by /s/ David A. Capozzi
                                                         -----------------------
                                                         Name:  David A. Capozzi
                                                                Title: President